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                                                                    Filing fee:
FILED: C13452-00              Articles of Incorporation             Receipt  #:
       ---------                (PURSUANT TO NRS 78)
                                  STATE OF NEVADA
   MAY 15, 2000                  Secretary of State
 IN THE OFFICE OF
    Dean Heller
    DEAN HELLER,
 SECRETARY OF STATE

(For filing office use)                                  (For filing office use)
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   IMPORTANT:  Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION:          Tech-net Communications, Inc.
                                   -------------------------------
2.   RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where  process  may  be  served)

     Name of Resident Agent:     Michael A. Cane
                                 ---------------
     Street Address:  101 Convention Center Dr., Suite 1200 Las Vegas, NV  89109
                 ---------------------------------------------------------------
                      Street No.     Street  Name           City         Zip

3.   SHARES:  (number of shares the corporation is authorized to issue)
Number of shares with par value:    100 Million      Par value: $.001
                                     -----------                 -----
No. without par value:  _________
4.   GOVERNING  BOARD:  shall be styled as (check one):   X    Directors
                                                         -----
  _______   Trustees
The  FIRST BOARD OF DIRECTORS shall consist of  1  member(s) and the names and
                                               ---
addresses  are  as  follows:
Michael A. Cane        101 Convention Ctr. Dr. Suite 1200   Las Vegas, NV  89109
----------------       ---------------------------------------------------------
Name                                   Address              City/State/Zip

----------------       ---------------------------------------------------------
Name                                   Address              City/State/Zip

5.     PURPOSE:  (optional)  :  The  purpose  of  the  corporation  shall  be:

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6.  OTHER  MATTERS:  This  form  includes  the minimal statutory requirements to incorporate  under  NRS  78.  You  may attach additional information pursuant to
NRS  78.037  or  any  other  information  you  deem appropriate.   If any of the
additional information is contradictory to this form it cannot be filed and will
be  returned  to  you  for  correction.  Number of pages attached        0     .
                                                                      ----------
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

Michael A. Cane                             ____________________________________
--------------------------------            Name (print)
Name (print)

101 Convention Ctr. Dr Ste. 1200
Las Vegas, NV  89109
--------------------------------            ------------------------------------
Address           City/State/Zip            Address               City/State/Zip

/s/ Michael Cane
________________________________            ________________________________
Signature                                   Signature

State of  Nevada County of Clark          State of __________ County of ________
          ------           -----

This instrument was acknowledged before  This instrument was acknowledged before
me on  May 15,  2000,  by                me on ___________________,20__, by
Michael A. Cane                          _______________________________________
--------------------------------------   Name of Person
Name of Person

as incorporator of Tech-net Communications, Inc.   as incorporator of __________
/s/ Carolyne S. Johnson
_____________________________________              _____________________________
     Notary Public Signature                       Notary Public Signature

 (affix notary stamp or seal)                      (affix notary stamp or seal)

8.     CERTIFICATE  OF  ACCEPTANCE  OF  APPOINTMENT  OF  RESIDENT  AGENT:
  I,   Michael A. Cane          hereby accept appointment as Resident Agent
       ---------------          for  the  above  named  corporation.

/s/ Michael Cane
________________________________              05-15-00
Signature of Resident Agent                   ----------------------------
                                              Date